UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.
On June 15, 2020, Mallinckrodt plc (“Mallinckrodt” or the “Company”) issued a press release confirming that its subsidiary, Mallinckrodt ARD LLC, received a decision from the U.S. Court of Appeals for the District of Columbia on its request for a temporary injunction related to its suit against the U.S. Department of Health and Human Services (HHS) and Centers for Medicare and Medicaid Services (CMS) regarding the Company’s calculation of Medicaid drug rebates for Acthar Gel® (repository corticotropin injection). A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Cautionary Statements Related to Forward-Looking Statements
Statements in this document that are not strictly historical, including statements concerning the dispute between Mallinckrodt, HHS and CMS with regard to Medicaid drug rebates for Acthar Gel; the litigation filed by Mallinckrodt against HHS and CMS in connection with this dispute including any related appeals; the change of the base date AMP for Acthar Gel and the resulting payment of any retroactive non-recurring charges; the impact of such dispute and any such litigation on Mallinckrodt’s ability to fund research and development activities (including COVID-19 related activities) or on its ability to effectuate its proposed opioid settlement; the impact of any of the foregoing on Mallinckrodt’s future financial condition, operating results, and other pending litigation; and any other statements regarding events or developments that Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.
There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the dispute between Mallinckrodt, HHS and CMS, including the outcome of the lawsuit filed by Mallinckrodt and any related appeals, as well as the time and expense of litigating this dispute; the impact of this dispute on Mallinckrodt’s expectations for performance in 2020, as well as the potential retroactive financial impact on Mallinckrodt of an adverse outcome or any other impacts; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the non-binding agreement in principle regarding terms and conditions of a global settlement to resolve all current and future opioid-related claims; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt's products due to legal changes or changes in insurers' reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt's and its partners' ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt's ability to navigate price fluctuations; competition; Mallinckrodt's and its partners' ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt's reliance on certain individual products that are material to its financial performance; Mallinckrodt's ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt's ability to achieve expected benefits from restructuring activities; Mallinckrodt's significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt's substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; and the impact of the outbreak of the COVID-19 coronavirus.

These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended December 27, 2019 and the "Risk Factors" section of Mallinckrodt's Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2020. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release of Mallinckrodt plc dated June 15, 2020.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	June 15, 2020	By:	/s/ Mark J. Casey
Mark J. Casey
Executive Vice President and Chief Legal Officer